Withholding Tax Receivables, Net	12 Months Ended
Dec. 31, 2020
Disclosure of acquired receivables [text block] [Abstract]
WITHHOLDING TAX RECEIVABLES, NET
6.	WITHHOLDING TAX RECEIVABLES, NET

	2020	2019
Balance at January 1	$6,865,971	$5,405,006
Addition	728,165	960,497
Collection	(1,527,771)	-
Write off	(710,219)	-
Allowance for uncollectible	(1,055,775)	-
Exchange difference	(75,332)	500,468
Balance at December 31	$4,225,039	$6,865,971

	As of December 31,
	2020	2019
Current portion	$690,487	$-
Non-current portion	3,534,552	6,865,971
Withholding tax receivables, net	$4,225,039	$6,865,971

During 2020, the Company received a withholding taxes refund for THB 47,812,370 (approximately $1.5 million) in connection with the Company’s 2013 to 2015 withholding taxes refund applications (totaled THB 89,268,913 or approximately $2.9 million): the balance of the refund amounted to THB 20,724,273 (approximately $0.7 million) was received in January 2021. The Company wrote off approximately $0.7 million, representing the difference between the receivable recorded and amount of known refund from the Thai Revenue Department. The Company did not have any write offs during the year ended December 31, 2019.

Out of prudence, based on amount written off for the receivable related to year 2013 to 2015, the Company recorded an allowance of approximately $1.1 million against its withholding taxes receivable for year 2016 through 2020.